Finance Income and Expenses	12 Months Ended
Dec. 31, 2024
Disclosure Of Detailed Information About Finance Income And Expense [Abstract]
Finance income and expenses

10. Finance income and expenses

	2024	2023	2022
Interest income	10,297	12,666	2,144
Other financial income	201	329	—
Fair value changes on derivatives	—	611	—
Fair value changes on Convertible Notes	32,954	96,445	—
Net foreign exchange difference	14,306	7,825	13,112
Total finance income	57,758	117,876	15,256
Interest expenses on loan from credit institutions	(23,976)	(20,187)	(5,784)
Interest expenses on lease liabilities	(4,682)	(6,779)	(8,144)
Interest expenses on Convertible Notes	(33,821)	(22,367)	—
Fair value changes on derivatives	(1,684)	—	(287)
Fair value changes on short-term investments	—	—	(1,821)
Other financial expenses	(6,016)	(19,696)	(629)
Total finance expenses	(70,179)	(69,029)	(16,665)

Interest expense on the Convertible Notes is the nominal coupon rate of 9.25%. Fair value changes on Convertible Notes contains the fair value changes less the coupon rate and changes in credit risk. See Note 3 Financial risk management and Note 27 Convertible Notes.

Other financial expenses for year ended December 31, 2024 mainly consists of $5.0 million in transaction costs relating to amendments in the Group’s financing arrangements. See Note 25 Liabilities to credit institutions for further information.

Other financial expenses for the year ended December 31, 2023 mainly consist of $17.5 million in transaction costs relating to the issuance of Convertible Notes, and $1.4 million in previously capitalized and amortized transaction costs relating to the previous Sustainable Revolving Credit Facility Agreement (the “SRCF Agreement”) that were expensed in connection with the extinguishment of the liability. See Note 25 Liabilities to credit institutions for further information on the SRCF Agreement.